SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 28, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 6 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On December 28, 1998 registrant issued a press release entitled Halliburton Items Affecting 1998 Fourth Quarter pertaining, among other things, to an announcement that registrant plans to take a $35 million pretax ($24 million after tax or $.05 per diluted share) special charge in the 1998 fourth quarter to provide for a reduction of an additional 2,750 employees from its Energy Services Group business segment. Although the quarter has not yet been completed, registrant expects to earn about $.14 to $.16 per diluted share in the 1998 fourth quarter.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 28, 1998.






                                Page 2 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HALLIBURTON COMPANY




Date:    January 7, 1999             By: /s/  Susan S. Keith
                                         -----------------------------
                                              Susan S. Keith
                                              Vice President and Secretary





                                Page 3 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           December 28, 1998
                           Incorporated by Reference







                                Page 4 of 6 Pages
                       The Exhibit Index Appears on Page 4